U.S. Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 12, 2021

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Commission File No. ____________________

CIRMAKER TECHNOLOGY CORP.

(Exact name of small business issuer as specified in its charter)

Wyoming (State or jurisdiction of incorporation or organization)	333-70156 (Commission File Number)	98-0228169 (I.R.S. Employer Identification No.)

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38450 Bel Air, Cathedral City, Cathedral City, CA USA	92234
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 800-648-8895

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(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common and Preferred	CRKT	OTC MARKETS

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT.

On July 12, 2021, a majority stakeholder Rick Empie has acquired the controlling interest in the company. This includes a 50 million of outstanding preferred shares.

These shares are being held in escrow by the offices of Don Keer, Esq. subject to the final payment of $65,000.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Mr. Rick Empie was elected to the Board of Directors. He will act in a capacity of interim President, Secretary and Director of Cirmaker Technology Corp until all the available positions are filled.

Mr. Veljko Ilic, has been appointed as a Treasurer of CRKT. Veljko Ilic shall have super veto right to any corporate action which may effect the preferred shareholder security, such as anti dilution or creating any other classes of shares which would supersede the existing preferred shareholder.

The issuers new corporate address is 38450 Bel Air, Cathedral City, Cathedral City, CA USA.

The issuers new web site is www.crktcorp.com

The issuers new Twitter handle is @CrktCorp

The issuers email for all matters relating to the company is info@crktcorp.com

ITEM 8.01 - OTHER EVENTS.

The previous management in clerical error conducted a name change of Cirmaker Technology Corporation to Infinity Holdings, Inc. The new management have passed a series if resolutions and canceled the name Infinity Holdings, Inc. of the corporation. On September 2, 2021, the issuer applied to Wyoming to revert back to Cirmaker Technology Corporation name. The issuer is advised by Wyoming State that its request is in the spool and will be processed on accordance with the processes established during Covid19 workflow.

The issuer changed passed a resolution changing the authorized shares from 500,000,000 common stock shares authorized par value $.001 to 950,000,000 common stock shares authorized at par value $0.001. The 50,000,000 Preferred Class A shares authorized remained undisturbed. the Preferred class A has 1 to 1000 common shares super voting rights. Preferred class A converts 1 to 1000 common shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cirmaker Technology Corp.

By:	/s/ Rick Empie
Rick Empie Director

Date:  September 16, 2021

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